SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 10, 1999 (Date of earliest event reported) Nationslink Funding Corp. as Sponsor) (Issuer in Respect of Commercial Mortgage Pass-Through Certificates Series 1999-SL) Exact name of registrant as specified in charter) Delaware 333-66805-03 99-637747 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 100 North Tyron St, Charlotte, North Carolina 28255 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (704) 386-2400 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the monthly distribution reported to the holders of Nationslink Funding Corp. Commercial Mortgage Pass-Through Certificates Series 1999-SL which was made on September 10, 2001. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on October 10, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF NATIONSLINK FUNDING CORPORATION, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: October 10, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Kathy Johnson (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Nationslink Funding Corporation Bank of America NT&SA as Primary Servicer ORIX Real Estate Capital Markets, LLC as Master Servicer Commercial Mortgage Pass-Through Certificates, Series 1999 ABN AMRO Acct: 67-8161-40-7 0 Statement Date 10/10/01 Payment Date: 10/10/01 Prior Payment: 09/10/01 Record Date: 09/28/01 WAC: 8.26% WAMM: 73 Number Of Pages Table Of Contents 1 REMIC Certificate Report 1 Other Related Information 3 Asset Backed Facts Sheets 3 Delinquency Loan Detail Mortgage Loan Characteristics 3 Total Pages Included In This 11 Specially Serviced Loan DetailAppendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Information is available for this issue from the following LaSalle Web Site www.etrustee.net LaSalle Bulletin Board (714) 282-3990 0 0 0 0 Monthly Data File Name: 0413MMYY.EXE Grantor Trust Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 A-1 264,690,383.00 0.00 63859CCP6 1000.000000000 0.000000000 A-2 75,459,076.00 68,243,801.43 63859CCQ4 1000.000000000 904.381620443 A-3 43,385,473.00 43,385,473.00 63859CCR2 1000.000000000 1000.000000000 A-4 101,223,518.00 101,223,518.00 63859CCS0 1000.000000000 1000.000000000 A-5 71,067,402.00 71,067,402.00 63859CCT8 1000.000000000 1000.000000000 A-6 85,328,198.00 82,116,944.40 63859CCU5 1000.000000000 962.365857064 A-1V 325,206,513.00 181,711,488.35 63859CCV3 1000.000000000 558.757223752 B 47,139,539.00 47,139,539.00 63859CCW1 1000.000000000 1000.000000000 C 41,247,097.00 41,247,097.00 63859CCX9 1000.000000000 1000.000000000 D 38,300,876.00 38,300,876.00 63859CCY7 1000.000000000 1000.000000000 E 20,623,548.00 20,623,548.00 63859CCZ4 1000.000000000 1000.000000000 F 47,139,539.00 47,139,539.00 63859CDA8 1000.000000000 1000.000000000 G 17,677,331.00 17,677,331.00 63859CDB6 1000.000000000 1000.000000000 X 1,178,488,493.00N 799,633,032.38 63859CDC4 1000.000000000 678.524259787 P 0.00 0.00 9ABSC468 1000.000000000 0.000000000 1,178,488,493.00 759,876,557.18 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 0.00 63859CCP6 0.000000000 0.000000000 0.000000000 A-2 2,199,889.41 0.00 0.00 63859CCQ4 29.153410386 0.000000000 0.000000000 A-3 0.00 0.00 0.00 63859CCR2 0.000000000 0.000000000 0.000000000 A-4 0.00 0.00 0.00 63859CCS0 0.000000000 0.000000000 0.000000000 A-5 0.00 0.00 0.00 63859CCT8 0.000000000 0.000000000 0.000000000 A-6 247,023.74 0.00 0.00 63859CCU5 2.894983672 0.000000000 0.000000000 A-1V 5,803,102.72 0.00 0.00 63859CCV3 17.844361930 0.000000000 0.000000000 B 0.00 0.00 0.00 63859CCW1 0.000000000 0.000000000 0.000000000 C 0.00 0.00 0.00 63859CCX9 0.000000000 0.000000000 0.000000000 D 0.00 0.00 0.00 63859CCY7 0.000000000 0.000000000 0.000000000 E 0.00 0.00 0.00 63859CCZ4 0.000000000 0.000000000 0.000000000 F 0.00 0.00 0.00 63859CDA8 0.000000000 0.000000000 0.000000000 G 0.00 0.00 0.00 63859CDB6 0.000000000 0.000000000 0.000000000 X 0.00 0.00 0.00 63859CDC4 0.000000000 0.000000000 0.000000000 P 0.00 0.00 0.00 9ABSC468 0.000000000 0.000000000 0.000000000 8,250,015.87 0.00 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 0.00 63859CCP6 0.000000000 0.000000000 0.000000000 A-2 66,043,912.02 346,678.51 0.00 63859CCQ4 875.228210057 4.594258615 0.000000000 A-3 43,385,473.00 227,665.27 0.00 63859CCR2 1000.000000000 5.247500010 0.000000000 A-4 101,223,518.00 561,284.41 0.00 63859CCS0 1000.000000000 5.545000027 0.000000000 A-5 71,067,402.00 407,926.89 0.00 63859CCT8 1000.000000000 5.740000035 0.000000000 A-6 81,869,920.66 452,190.64 0.00 63859CCU5 959.470873392 5.299427980 0.000000000 A-1V 175,908,385.63 594,632.67 0.00 63859CCV3 540.912861822 1.828477125 0.000000000 B 47,139,539.00 271,916.57 0.00 63859CCW1 1000.000000000 5.768333246 0.000000000 C 41,247,097.00 248,066.92 0.00 63859CCX9 1000.000000000 6.014166767 0.000000000 D 38,300,876.00 241,263.60 0.00 63859CCY7 1000.000000000 6.299166630 0.000000000 E 20,623,548.00 103,117.74 0.00 63859CCZ4 1000.000000000 5.000000000 0.000000000 F 47,139,539.00 255,339.17 0.00 63859CDA8 1000.000000000 5.416666676 0.000000000 G 17,677,331.00 95,752.21 0.00 63859CDB6 1000.000000000 5.416666690 0.000000000 X 787,589,213.59 5,314,927.22 0.00 63859CDC4 668.304542868 4.509952580 0.000000000 P 0.00 117,056.13 0.00 9ABSC468 0.000000000 0.099327342 0.000000000 751,626,541.31 9,237,817.95 0.00 Total P&I Paymen 17487833.82 Pass-Through Class Rate (2) CUSIP Next Rate (3) A-1 5.81% 63859CCP6 FIXED A-2 6.10% 63859CCQ4 FIXED A-3 6.30% 63859CCR2 FIXED A-4 6.65% 63859CCS0 FIXED A-5 6.89% 63859CCT8 FIXED A-6 6.61% 63859CCU5 FIXED A-1V 3.93% 63859CCV3 2.91% B 6.92% 63859CCW1 6.92% C 7.22% 63859CCX9 7.22% D 7.56% 63859CCY7 7.56% E 6.00% 63859CCZ4 6.00% F 6.50% 63859CDA8 6.50% G 6.50% 63859CDB6 6.50% X 63859CDC4 NONE P 9ABSC468 NONE Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated REMIC IV Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 UA1 264,690,383.00 0.00 None 1000.000000000 0.000000000 UA2 75,459,076.00 68,243,801.43 None 1000.000000000 904.381620443 UA3 43,385,473.00 43,385,473.00 None 1000.000000000 1000.000000000 UA4 101,223,518.00 101,223,518.00 None 1000.000000000 1000.000000000 UA5 71,067,402.00 71,067,402.00 None 1000.000000000 1000.000000000 UA6 85,328,198.00 82,116,944.40 None 1000.000000000 962.365857064 UA1V 325,206,513.00 181,711,488.36 None 1000.000000000 558.757223783 UB 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 UC 41,247,097.00 41,247,097.00 None 1000.000000000 1000.000000000 UD 38,300,876.00 38,300,876.00 None 1000.000000000 1000.000000000 UE 20,623,548.00 20,623,548.00 None 1000.000000000 1000.000000000 UF 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 UG 17,677,331.00 17,677,331.00 None 1000.000000000 1000.000000000 UX1 1,178,488,493.00N 759,876,557.18 None 1000.000000000 644.789119023 UX2 0.00 0.00 None 1000.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 UA1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA2 2,199,889.41 0.00 0.00 None 29.153410386 0.000000000 0.000000000 UA3 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA4 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA5 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA6 247,023.74 0.00 0.00 None 2.894983672 0.000000000 0.000000000 UA1V 5,803,102.72 0.00 0.00 None 17.844361930 0.000000000 0.000000000 UB 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UC 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UD 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UE 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UF 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UG 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UX1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UX2 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 UA1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA2 66,043,912.02 346,678.51 0.00 None 875.228210057 4.594258615 0.000000000 UA3 43,385,473.00 227,665.27 0.00 None 1000.000000000 5.247500010 0.000000000 UA4 101,223,518.00 561,284.41 0.00 None 1000.000000000 5.545000027 0.000000000 UA5 71,067,402.00 407,926.89 0.00 None 1000.000000000 5.740000035 0.000000000 UA6 81,869,920.66 452,190.64 0.00 None 959.470873392 5.299427980 0.000000000 UA1V 175,908,385.64 594,632.67 0.00 None 540.912861853 1.828477125 0.000000000 UB 47,139,539.00 271,916.57 0.00 None 1000.000000000 5.768333246 0.000000000 UC 41,247,097.00 248,066.92 0.00 None 1000.000000000 6.014166767 0.000000000 UD 38,300,876.00 241,263.60 0.00 None 1000.000000000 6.299166630 0.000000000 UE 20,623,548.00 103,117.74 0.00 None 1000.000000000 5.000000000 0.000000000 UF 47,139,539.00 255,339.17 0.00 None 1000.000000000 5.416666676 0.000000000 UG 17,677,331.00 95,752.21 0.00 None 1000.000000000 5.416666690 0.000000000 UX1 751,626,541.31 5,048,821.92 0.00 None 637.788612935 4.284150376 0.000000000 UX2 0.00 266,105.30 0.00 None 0.000000000 0.225802205 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) UA1 5.81% None 5.81% UA2 6.10% None 6.10% UA3 6.30% None 6.30% UA4 6.65% None 6.65% UA5 6.89% None 6.89% UA6 6.61% None 6.61% UA1V 3.93% None 3.93% UB 6.92% None 6.92% UC 7.22% None 7.22% UD 7.56% None 7.56% UE 6.00% None 6.00% UF 6.50% None 6.50% UG 6.50% None 6.50% UX1 2.02% None UX2 None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 R-IV 0.00 0.00 None 1000.000000000 0.000000000 1,178,488,493.00 0.00 759,876,557.19 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 R-IV 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 8,250,015.87 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 R-IV 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 751,626,541.32 9,120,761.82 0.00 Total P&I Paymen17,370,777.69 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) R-IV None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated REMIC III Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 MA1 264,690,383.00 0.00 None 1000.000000000 0.000000000 MA2 75,459,076.00 68,243,801.43 None 1000.000000000 904.381620443 MA3 43,385,473.00 43,385,473.00 None 1000.000000000 1000.000000000 MA4 101,223,518.00 101,223,518.00 None 1000.000000000 1000.000000000 MA5 71,067,402.00 71,067,402.00 None 1000.000000000 1000.000000000 MA6 85,328,198.00 82,116,944.40 None 1000.000000000 962.365857064 MA1V 325,206,513.00 181,711,488.35 None 1000.000000000 558.757223752 MB 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 MC 41,247,097.00 41,247,097.00 None 1000.000000000 1000.000000000 MD 38,300,876.00 38,300,876.00 None 1000.000000000 1000.000000000 ME 20,623,548.00 20,623,548.00 None 1000.000000000 1000.000000000 MF 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 MG 17,677,331.00 17,677,331.00 None 1000.000000000 1000.000000000 MX 1,178,488,493.00N 759,876,557.18 None 1000.000000000 644.789119023 R-III 0.00 0.00 None 1000.000000000 0.000000000 1,178,488,493.00 0.00 759,876,557.18 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 MA1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA2 2,199,889.41 0.00 0.00 None 29.153410386 0.000000000 0.000000000 MA3 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA4 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA5 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA6 247,023.74 0.00 0.00 None 2.894983672 0.000000000 0.000000000 MA1V 5,803,102.72 0.00 0.00 None 17.844361930 0.000000000 0.000000000 MB 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MC 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MD 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 ME 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MF 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MG 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MX 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 R-III 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 8,250,015.87 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 MA1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA2 66,043,912.02 346,678.51 -110,103.35 None 875.228210057 4.594258615 -1.459113414 MA3 43,385,473.00 227,665.27 -62,730.29 None 1000.000000000 5.247500010 -1.445882358 MA4 101,223,518.00 561,284.40 -116,243.31 None 1000.000000000 5.544999928 -1.148382434 MA5 71,067,402.00 407,926.89 -67,754.41 None 1000.000000000 5.740000035 -0.953382396 MA6 81,869,920.66 452,190.64 -97,449.47 None 959.470873392 5.299427980 -1.142054705 MA1V 175,908,385.63 594,632.68 -621,631.80 None 540.912861822 1.828477156 -1.911498617 MB 47,139,539.00 271,916.57 -43,606.39 None 1000.000000000 5.768333246 -0.925049140 MC 41,247,097.00 248,066.91 -28,015.68 None 1000.000000000 6.014166524 -0.679215800 MD 38,300,876.00 241,263.60 -15,098.81 None 1000.000000000 6.299166630 -0.394215788 ME 20,623,548.00 103,117.74 -34,923.55 None 1000.000000000 5.000000000 -1.693382244 MF 47,139,539.00 255,339.17 -60,183.79 None 1000.000000000 5.416666676 -1.276715710 MG 17,677,331.00 95,752.21 -22,568.93 None 1000.000000000 5.416666690 -1.276715925 MX 751,626,541.31 266,105.30 0.00 None 637.788612935 0.225802205 0.000000000 R-III 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 751,626,541.31 4,071,939.89 -1,280,309.78 Total P&I Paymen12,321,955.76 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) MA1 8.03% None 7.96% MA2 8.03% None 7.96% MA3 8.03% None 7.96% MA4 8.03% None 7.96% MA5 8.03% None 7.96% MA6 8.03% None 7.96% MA1V 8.03% None 7.96% MB 8.03% None 7.96% MC 8.03% None 7.96% MD 8.03% None 7.96% ME 8.03% None 7.96% MF 8.03% None 7.96% MG 8.03% None 7.96% MX None R-III None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated REMIC II Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 L2T1 1,154,918,723.00 783,640,371.35 None 1000.000000000 678.524259538 L2T2 11,784,885.00 7,605,396.45 None 1000.000000000 645.351774752 L2T3 11,784,885.00 8,387,264.45 None 1000.000000000 711.696758178 L2T1N 1,154,918,723.00N 783,640,371.35 None 1000.000000000 678.524259538 L2T2N 11,784,885.00N 7,605,396.45 None 1000.000000000 645.351774752 L2T3N 11,784,885.00N 8,387,264.45 None 1000.000000000 711.696758178 1,178,488,493.00 0.00 799,633,032.25 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 L2T1 11,802,942.41 0.00 0.00 None 10.219716916 0.000000000 0.000000000 L2T2 120,438.19 0.00 0.00 None 10.219717036 0.000000000 0.000000000 L2T3 120,438.18 0.00 0.00 None 10.219716187 0.000000000 0.000000000 L2T1N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 L2T2N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 L2T3N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 12,043,818.78 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 L2T1 771,837,428.94 4,984,421.49 0.00 None 668.304542622 4.315820145 0.000000000 L2T2 7,484,958.26 36,347.71 -12,027.16 None 635.132057716 3.084265141 -1.020558113 L2T3 8,266,826.27 40,084.41 -13,263.61 None 701.477041991 3.401340785 -1.125476405 L2T1N 771,837,428.94 260,783.19 0.00 None 668.304542622 0.225802201 0.000000000 L2T2N 7,484,958.26 2,530.96 0.00 None 635.132057716 0.214763233 0.000000000 L2T3N 8,266,826.27 2,791.15 0.00 None 701.477041991 0.236841514 0.000000000 787,589,213.47 5,326,958.91 -25,290.77 Total P&I Paymen17,370,777.69 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) L2T1 7.63% None 7.96% L2T2 7.63% None 7.96% L2T3 7.63% None 7.96% L2T1N 0.40% None 7.96% L2T2N 0.40% None 7.96% L2T3N 0.40% None 7.96% Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated REMIC I Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 L1T1 1,154,918,723.00 783,640,371.35 None 1000.000000000 678.524259538 L1T2 11,784,885.00 7,605,396.45 None 1000.000000000 645.351774752 L1T3 11,784,885.00 8,387,264.43 None 1000.000000000 711.696756481 R-I 0.00 0.00 9ABSC521 1000.000000000 0.000000000 R 0.00 0.00 9ABSC469 1000.000000000 0.000000000 1,178,488,493.00 799,633,032.23 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 L1T1 11,802,942.41 0.00 0.00 None 10.219716916 0.000000000 0.000000000 L1T2 120,438.19 0.00 0.00 None 10.219717036 0.000000000 0.000000000 L1T3 120,438.18 0.00 0.00 None 10.219716187 0.000000000 0.000000000 R-I 0.00 0.00 0.00 9ABSC521 0.000000000 0.000000000 0.000000000 R 0.00 0.00 0.00 9ABSC469 0.000000000 0.000000000 0.000000000 12,043,818.78 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 L1T1 771,837,428.94 5,245,204.68 0.00 None 668.304542622 4.541622346 0.000000000 L1T2 7,484,958.26 38,878.67 -12,027.16 None 635.132057716 3.299028374 -1.020558113 L1T3 8,266,826.25 42,875.56 -13,263.61 None 701.477040294 3.638182299 -1.125476405 R-I 0.00 0.00 0.00 9ABSC521 0.000000000 0.000000000 0.000000000 R 0.00 0.00 0.00 9ABSC469 0.000000000 0.000000000 0.000000000 787,589,213.45 5,326,958.91 -25,290.77 Total P&I Paymen17,370,777.69 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) L1T1 8.03% None 7.96% L1T2 8.03% None 7.96% L1T3 8.03% None 7.96% R-I 9ABSC521 R 9ABSC469 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment Interest equals Accrual (3) Estimated Other Related Information Interest Summary Current Scheduled Interest 5,500,993.64 Less Delinquent Interest -1,686,118.64 Less Deferred Interest 0.00 Plus Advance Interest 1,637,369.90 Plus Unscheduled Interest 0.00 PPIS Reducing Scheduled Interest -16,877.39 Less Total Fees Paid To Servicer -92,158.56 Less Misc. Fees & Expenses -820.51 Less Non Recoverable Advances 0.00 Plus Prepayment Premiums 117,056.13 Interest Due Trust 5,459,444.57 Less Trustee Fee -2,132.73 Less Fee Strips Paid by Trust -13,296.81 Less Misc. Fees Paid by Trust 0.00 Remittance Interest 5,444,015.03 Pool Balance Summary Component Balance Count Beginning Pool 799,633,032.38 1961 Scheduled Principal Distribution 3,362,180.45 0 Unscheduled Principal Distribution 8,681,638.34 32 Deferred Interest 0.00 0 Liquidations 0.00 0 Repurchases 0.00 0 Ending Pool 787,589,213.59 1929 Servicing Fee Summary Current Servicing Fees 92,158.56 Delinquent Servicing Fees 40,807.33 Servicing Fee Shortfall 360.02 Unscheduled Servicing Fees 0.00 Total Servicing Fees Paid 133,325.90 PPIS Summary Gross PPIS 16,877.39 Gross PPIE 0.00 PPIS Covered by Excess Interest 16,877.39 PPIE Added to Excess Interest 0.00 PPIS Due Certificate 0.00 Principal Summary Scheduled Principal: 0.00 Current Scheduled Principal 2,247,954.84 Advanced Scheduled Principal 1,114,225.61 Scheduled Principal Distribution 3,362,180.45 Unscheduled Principal: 0.00 Curtailments 448,069.28 Prepayments in Full 8,231,503.92 Liquidation Proceeds 0.00 Repurchase Proceeds 0.00 Other Principal Proceeds 2,065.14 Unscheduled Principal Distribution 8,681,638.34 Remittance Principal 12,043,818.79 Servicer Wire Amount 17,487,833.82 The Available Distribution Amount for this Distribution Da 17,487,833.82 Aggregate amount of P&I Advances: Aggregate Amount in Grace Day Period: 2,750,895.71 Aggregate Amount past the Grace Day Period: 8,781.50 Total Aggregate P& I Advances on delinquent loans: 2,759,677.21 Additional Servicing Advances: 0.00 Aggregate Servicing and P&I Advances made in respect 2,759,677.21 of the immediately preceding Distribution Date: Aggregate Stated Principal Balance of the Mortgage Pool 799,633,032.38 immediately before such distribution date Aggregate Stated Principal Balance of the Mortgage Pool 787,589,213.59 immediately after such distribution date Ending Number of Loans: 1,929.00 Ending Aggregate Principal Balance: 787,589,213.59 Weighted Average Mortgage Rate of the Mortgage Pool: 8.03% Weighted Average remaining term to maturity: 73.09 Overcollateralization Amount for such Distribution Date: 35,962,672.28 Excess Cash Flow for such Distribution Date: 5,314,927.22 Pass Uncapped Pass Accrued Certificate Through RateThrough Rate Interest Class A-1 5.81% 5.81% 0.00 Class A-2 6.10% 6.10% 346,678.51 Class A-3 6.30% 6.30% 227,665.27 Class A-4 6.65% 6.65% 561,284.41 Class A-5 6.89% 6.89% 407,926.89 Class A-6 6.61% 6.61% 452,190.64 Class A-1V 3.93% 3.93% 594,632.67 Class B 6.92% 6.92% 271,916.57 Class C 7.22% 7.22% 248,066.92 Class D 7.56% 7.56% 241,263.60 Class E 6.00% 6.00% 103,117.74 Class F 6.50% 6.50% 255,339.17 Class G 6.50% 6.50% 95,752.21 Distributed Interest Prior Interest Certificate Interest Carryover Shortfall Class A-1 0.00 0.00 0.00 Class A-2 346,678.51 0.00 0.00 Class A-3 227,665.27 0.00 0.00 Class A-4 561,284.41 0.00 0.00 Class A-5 407,926.89 0.00 0.00 Class A-6 452,190.64 0.00 0.00 Class A-1V 594,632.67 0.00 0.00 Class B 271,916.57 0.00 0.00 Class C 248,066.92 0.00 0.00 Class D 241,263.60 0.00 0.00 Class E 103,117.74 0.00 0.00 Class F 255,339.17 0.00 0.00 Class G 95,752.21 0.00 0.00 Realized Losses for Current Period: 0.00 Additional Trust Fund Expenses: 0.00 Aggregate Amount of Servicing Fees Paid: 0.00 Primary Servicer: 92,158.56 Master Servicer: 13,296.81 Special Servicer: 472.55 Total Amount of Servicing Fees: 105,927.92 Asset Backed Facts - Pool Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 10/10/01 2 274,998 0 01/00/00 0.104% 0.035% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 2 1,316,500 0 01/00/00 0.100% 0.162% 0.000% 07/10/01 2 1,320,407 0 01/00/00 0.098% 0.158% 0.000% 06/11/01 3 970,770 0 01/00/00 0.145% 0.114% 0.000% 05/10/01 2 1,253,935 0 01/00/00 0.095% 0.146% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 3 1,580,430 0 01/00/00 0.137% 0.176% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 2 828,150 0 01/00/00 0.089% 0.090% 0.000% 11/10/00 3 827,566 0 01/00/00 0.132% 0.089% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 2 1,206,954 0 01/00/00 0.085% 0.123% 0.000% *** Two of the four loans delinquent, made payment on 6/8/99. The other two loans, the borrower's are in the process of reissuing payment Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 10/10/01 32 8,231,504 8.2553% 01/00/00 1.659% 1.045% 09/10/01 39 10,986,005 8.3480% 01/00/00 1.989% 1.374% 08/10/01 35 16,890,517 8.4186% 01/00/00 1.750% 2.074% 07/10/01 41 10,022,690 8.5466% 01/00/00 2.015% 1.200% 06/11/01 29 8,531,739 8.6543% 01/00/00 1.397% 1.005% 05/10/01 28 7,227,914 8.7031% 01/00/00 1.330% 0.839% 04/10/01 28 9,518,677 8.7717% 01/00/00 1.313% 1.091% 03/12/01 22 5,449,512 8.8176% 01/00/00 1.018% 0.615% 02/12/01 22 6,773,240 8.8793% 01/00/00 1.007% 0.756% 01/10/01 34 10,149,115 8.9081% 01/00/00 1.541% 1.120% 12/11/00 25 8,748,178 8.9067% 01/00/00 1.116% 0.950% 11/10/00 30 9,776,771 8.9110% 01/00/00 1.324% 1.048% 10/10/00 17 4,803,134 8.8915% 01/00/00 0.740% 0.507% 09/11/00 22 8,077,418 8.8696% 01/00/00 0.951% 0.844% 08/10/00 23 6,813,664 8.8408% 01/00/00 0.985% 0.703% 07/10/00 26 8,606,332 8.7923% 01/00/00 1.102% 0.878% Distribution Date Remit 10/10/01 8.0321% 01/00/00 09/10/01 8.1246% 01/00/00 08/10/01 8.1953% 01/00/00 07/10/01 8.3234% 01/00/00 06/11/01 8.4310% 01/00/00 05/10/01 8.4799% 01/00/00 04/10/01 8.5484% 01/00/00 03/12/01 8.5947% 01/00/00 02/12/01 8.6559% 01/00/00 01/10/01 8.6847% 01/00/00 12/11/00 8.6835% 01/00/00 11/10/00 8.6877% 01/00/00 10/10/00 8.6683% 01/00/00 09/11/00 8.6462% 01/00/00 08/10/00 8.6174% 01/00/00 07/10/00 8.5691% 01/00/00 Asset Backed Facts - Group 1 Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 10/10/01 2 274,998 0 01/00/00 0.140% 0.045% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 1 364,498 0 01/00/00 0.068% 0.058% 0.000% 07/10/01 1 366,048 0 01/00/00 0.067% 0.057% 0.000% 06/11/01 1 39,062 0 01/00/00 0.066% 0.006% 0.000% 05/10/01 1 1,118,121 0 01/00/00 0.065% 0.170% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 3 1,580,430 0 01/00/00 0.188% 0.233% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 1 109,137 0 01/00/00 0.061% 0.016% 0.000% 11/10/00 3 827,566 0 01/00/00 0.182% 0.118% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 1 764,437 0 01/00/00 0.059% 0.105% 0.000% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 10/10/01 18 3,433,460 8.6111% 01/00/00 1.257% 0.561% 09/10/01 22 5,048,538 8.6223% 01/00/00 1.517% 0.817% 08/10/01 20 9,977,180 8.6337% 01/00/00 1.359% 1.595% 07/10/01 25 5,165,084 8.6309% 01/00/00 1.676% 0.809% 06/11/01 21 6,456,433 8.6471% 01/00/00 1.384% 0.999% 05/10/01 22 5,202,395 8.6461% 01/00/00 1.430% 0.793% 04/10/01 18 4,173,137 8.6568% 01/00/00 1.154% 0.628% 03/12/01 14 2,196,169 8.6354% 01/00/00 0.887% 0.327% 02/12/01 12 3,262,954 8.6613% 01/00/00 0.753% 0.482% 01/10/01 21 6,300,461 8.6714% 01/00/00 1.308% 0.922% 12/11/00 17 5,606,101 8.6699% 01/00/00 1.045% 0.810% 11/10/00 18 6,416,216 8.6837% 01/00/00 1.095% 0.915% 10/10/00 9 1,371,617 8.6785% 01/00/00 0.541% 0.193% 09/11/00 15 4,496,886 8.6882% 01/00/00 0.897% 0.629% 08/10/00 15 4,922,942 8.6917% 01/00/00 0.889% 0.681% 07/10/00 19 7,786,714 8.6907% 01/00/00 1.116% 1.065% Distribution Date Remit 10/10/01 8.3879% 01/00/00 09/10/01 8.3989% 01/00/00 08/10/01 8.4103% 01/00/00 07/10/01 8.4078% 01/00/00 06/11/01 8.4237% 01/00/00 05/10/01 8.4229% 01/00/00 04/10/01 8.4334% 01/00/00 03/12/01 8.4126% 01/00/00 02/12/01 8.4379% 01/00/00 01/10/01 8.4480% 01/00/00 12/11/00 8.4467% 01/00/00 11/10/00 8.4603% 01/00/00 10/10/00 8.4553% 01/00/00 09/11/00 8.4648% 01/00/00 08/10/00 8.4683% 01/00/00 07/10/00 8.4675% Asset Backed Facts - Group 2 Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 1 952,002 0 01/00/00 0.189% 0.504% 0.000% 07/10/01 1 954,358 0 01/00/00 0.184% 0.485% 0.000% 06/11/01 2 931,708 0 01/00/00 0.358% 0.460% 0.000% 05/10/01 1 135,814 0 01/00/00 0.176% 0.066% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 1 719,013 0 01/00/00 0.163% 0.315% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 1 442,517 0 01/00/00 0.152% 0.178% 0.000% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Categories. Distribution Delinq 3+ Months Date Balance # Balance 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 10/10/01 14 4,798,044 7.0453% 01/00/00 2.817% 2.728% 09/10/01 17 5,937,468 7.4394% 01/00/00 3.327% 3.268% 08/10/01 15 6,913,336 7.7209% 01/00/00 2.841% 3.661% 07/10/01 16 4,857,606 8.2776% 01/00/00 2.947% 2.469% 06/11/01 8 2,075,307 8.6776% 01/00/00 1.431% 1.024% 05/10/01 6 2,025,519 8.8849% 01/00/00 1.058% 0.985% 04/10/01 10 5,345,540 9.1310% 01/00/00 1.745% 2.563% 03/12/01 8 3,253,343 9.3811% 01/00/00 1.372% 1.515% 02/12/01 10 3,510,286 9.5461% 01/00/00 1.692% 1.604% 01/10/01 13 3,848,654 9.6263% 01/00/00 2.163% 1.724% 12/11/00 8 3,142,076 9.6217% 01/00/00 1.303% 1.376% 11/10/00 12 3,360,555 9.5943% 01/00/00 1.929% 1.447% 10/10/00 8 3,431,517 9.5231% 01/00/00 1.262% 1.451% 09/11/00 7 3,580,532 9.4026% 01/00/00 1.090% 1.485% 08/10/00 8 1,890,722 9.2785% 01/00/00 1.233% 0.768% 07/10/00 7 819,617 9.0929% 01/00/00 1.065% 0.329% Distribution Date Remit 10/10/01 6.8219% 01/00/00 09/10/01 7.2160% 01/00/00 08/10/01 7.4976% 01/00/00 07/10/01 8.0543% 01/00/00 06/11/01 8.4543% 01/00/00 05/10/01 8.6616% 01/00/00 04/10/01 8.9080% 01/00/00 03/12/01 9.1579% 01/00/00 02/12/01 9.3227% 01/00/00 01/10/01 9.4030% 01/00/00 12/11/00 9.3984% 01/00/00 11/10/00 9.3710% 01/00/00 10/10/00 9.2998% 01/00/00 09/11/00 9.1792% 01/00/00 08/10/00 9.0552% 01/00/00 07/10/00 8.8696% 01/00/00 Pool Total Distribution of Principal Balances Current Scheduled Number Balances of Loans 0.00to 100,000.00 243 100,000.01to 200,000.00 309 200,000.01to 300,000.00 345 300,000.01to 400,000.00 282 400,000.01to 500,000.00 178 500,000.01to 600,000.00 131 600,000.01to 700,000.00 106 700,000.01to 800,000.00 82 800,000.01to 900,000.00 71 900,000.01to 1,000,000.00 65 1,000,000.01to 1,100,000.00 32 1,100,000.01to 1,200,000.00 29 1,200,000.01to 1,300,000.00 19 1,300,000.01to 1,400,000.00 27 1,400,000.01to 1,500,000.00 10 1,500,000.01to 1,600,000.00 0 1,600,000.01to 1,700,000.00 0 1,700,000.01to 1,800,000.00 0 1,800,000.01to 1,900,000.00 0 1,900,000.01& Above 0 Total 1929 Current Scheduled Scheduled Based on Balances Balance Balance 0.00to 100,000.00 13,127,696.21 1.67% 100,000.01to 200,000.00 46,762,809.04 5.94% 200,000.01to 300,000.00 84,770,308.27 10.76% 300,000.01to 400,000.00 97,923,090.39 12.43% 400,000.01to 500,000.00 80,119,551.79 10.17% 500,000.01to 600,000.00 71,439,285.14 9.07% 600,000.01to 700,000.00 68,801,234.99 8.74% 700,000.01to 800,000.00 61,142,656.21 7.76% 800,000.01to 900,000.00 60,257,057.60 7.65% 900,000.01to 1,000,000.00 61,727,502.04 7.84% 1,000,000.01to 1,100,000.00 33,775,235.41 4.29% 1,100,000.01to 1,200,000.00 33,257,472.94 4.22% 1,200,000.01to 1,300,000.00 23,582,641.81 2.99% 1,300,000.01to 1,400,000.00 36,628,262.01 4.65% 1,400,000.01to 1,500,000.00 14,274,409.74 1.81% 1,500,000.01to 1,600,000.00 0.00 0.00% 1,600,000.01to 1,700,000.00 0.00 0.00% 1,700,000.01to 1,800,000.00 0.00 0.00% 1,800,000.01to 1,900,000.00 0.00 0.00% 1,900,000.01& Above 0.00 0.00% Total 787,589,213.59 100.00% Average Scheduled Balance is 401,626.32 Maximum Scheduled Balance is 1,455,613.01 Minimum Scheduled Balance is 520.45 Distribution of Mortgage Interest Rates Current Mortgage Number Scheduled Interest Rate of Loans Balance 7.00%or less 223102,417,025.08 7.00%to 7.25% 33 14,723,932.94 7.25%to 7.50% 52 19,536,078.70 7.50%to 7.75% 95 51,208,710.59 7.75%to 8.00% 164 94,742,770.94 8.00%to 8.25% 219108,232,872.80 8.25%to 8.50% 239107,053,556.47 8.50%to 8.75% 199 83,585,962.68 8.75%to 9.00% 189 82,283,563.10 9.00%to 9.25% 91 35,164,416.75 9.25%to 9.50% 122 33,323,830.01 9.50%to 9.75% 116 24,068,891.76 9.75%to 10.00% 64 12,232,739.17 10.00%to 10.50% 59 8,448,996.89 10.50%& Above 64 10,565,865.71 Total 1929787,589,213.59 Current Mortgage Based on Interest Rate Balance 7.00%or less 13.00% 7.00%to 7.25% 1.87% 7.25%to 7.50% 2.48% 7.50%to 7.75% 6.50% 7.75%to 8.00% 12.03% 8.00%to 8.25% 13.74% 8.25%to 8.50% 13.59% 8.50%to 8.75% 10.61% 8.75%to 9.00% 10.45% 9.00%to 9.25% 4.46% 9.25%to 9.50% 4.23% 9.50%to 9.75% 3.06% 9.75%to 10.00% 1.55% 10.00%to 10.50% 1.07% 10.50%& Above 1.34% Total 100.00% W/Avg Mortgage Interest Rate is 8.25480% Minimum Mortgage Interest Rate is 5.62500% Maximum Mortgage Interest Rate is 14.50000% Distribution of Property Types Number Scheduled Based on Property Types of Loans Balance Balance Industrial 602260,675,943.29 33.10% Office 520190,290,753.84 24.16% Multifamily 265113,019,066.07 14.35% Retail 287111,393,148.15 14.14% Mixed Use 155 68,151,104.68 8.65% Other 62 19,059,322.98 2.42% Mobile Home 14 12,642,574.54 1.61% Self Storage 15 8,625,687.54 1.10% Lodging 6 3,637,653.55 0.46% Health Care 3 93,958.95 0.01% Total 1929787,589,213.59 100.00% Geographic Distribution Geographic Number Scheduled Based on Location of Loans Balance Balance California 1265502,262,192.17 63.77% Washington 323140,565,689.24 17.85% Oregon 114 47,067,374.85 5.98% Nevada 102 42,785,581.95 5.43% Arizona 63 24,765,948.67 3.14% Texas 31 13,082,319.46 1.66% Idaho 22 11,187,817.40 1.42% Alaska 4 2,307,034.59 0.29% Illinois 3 1,445,729.16 0.18% Minnesota 1 1,196,112.02 0.15% Utah 1 923,414.08 0.12% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Total 1929787,589,213.59 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0.00 0.00% 1+ to 2 years 1002467,007,265.90 59.30% 2+ to 3 years 490228,284,546.82 28.99% 3+ to 4 years 108 35,821,953.00 4.55% 4+ to 5 years 27 7,067,078.03 0.90% 5+ to 6 years 110 25,095,372.88 3.19% 6+ to 7 years 17 3,536,902.32 0.45% 7+ to 8 years 4 1,042,287.28 0.13% 8+ to 9 years 54 6,144,165.84 0.78% 9+ to 10 years 107 12,206,128.50 1.55% 10 years or more 10 1,383,513.02 0.18% Total 1929787,589,213.59 100.00% Weighted Avera 555.15% Distribution of Amortization Type Number Scheduled Based on Amortization Typeof Loans Balance Balance Fully Amortizing 793248,942,214.61 31.61% Amortizing Balloo 1136538,646,998.98 68.39% Total 1929787,589,213.59 100.00% Distribution of Remaining Term Fully Amortizing Fully Amortizing Number Scheduled Based on Mortgage Loans of Loans Balance Balance 60 months or less 220 26,795,129.58 3.40% 61 to 120 months 232 79,915,130.31 10.15% 121 to 180 months 341142,231,954.72 18.06% 181 to 240 months 0 0.00 0.00% 241 to 360 months 0 0.00 0.00% Total 793248,942,214.61 31.61% Weighted Avera 112 Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 112 38,634,737.17 4.91% 13 to 24 months 104 35,813,883.99 4.55% 25 to 36 months 112 43,329,973.08 5.50% 37 to 48 months 136 68,261,254.20 8.67% 49 to 60 months 216106,110,685.37 13.47% 61 to 120 months 451243,745,277.81 30.95% 121 to 180 months 5 2,751,187.36 0.35% 181 to 240 months 0 0.00 0.00% Total 1136538,646,998.98 68.39% Weighted Avera 55 Distribution of Maximum Rates Number Maximum Rates of Loans 0.00%to 0.00% 354 0.01%to 11.50% 25 11.51%to 12.00% 7 12.01%to 12.50% 1 12.51%to 13.00% 6 13.01%to 13.50% 8 13.51%to 14.00% 7 14.01%to 14.50% 13 14.51%to 15.00% 7 15.01%to 15.50% 25 15.51%to 16.00% 26 16.01%to 16.50% 8 16.51%to 17.00% 7 17.01%& 99.00% 3 Fixed Rate Mortgage 1432 Total 1929 Scheduled Maximum Rates Balance 0.00%to 0.00% 138,598,877.96 0.01%to 11.50% 8,525,195.47 11.51%to 12.00% 1,090,195.96 12.01%to 12.50% 333,641.53 12.51%to 13.00% 2,184,767.40 13.01%to 13.50% 2,098,459.64 13.51%to 14.00% 1,477,633.65 14.01%to 14.50% 2,323,429.61 14.51%to 15.00% 2,107,602.25 15.01%to 15.50% 5,999,710.47 15.51%to 16.00% 8,126,226.66 16.01%to 16.50% 1,728,092.32 16.51%to 17.00% 754,856.54 17.01%& 99.00% 559,696.17 Fixed Rate Mortgage 611,680,827.96 Total 787,589,213.59 Weighted Average for Mtge with a Maximum Ra 14.07% Based on Maximum Rates Balance 0.00%to 0.00% 17.60% 0.01%to 11.50% 1.08% 11.51%to 12.00% 0.14% 12.01%to 12.50% 0.04% 12.51%to 13.00% 0.28% 13.01%to 13.50% 0.27% 13.51%to 14.00% 0.19% 14.01%to 14.50% 0.30% 14.51%to 15.00% 0.27% 15.01%to 15.50% 0.76% 15.51%to 16.00% 1.03% 16.01%to 16.50% 0.22% 16.51%to 17.00% 0.10% 17.01%& 99.00% 0.07% Fixed Rate Mortgage 77.66% Total 100.00% Distribution of Indices of Mortgage Loans Number Scheduled Based on Indices of Loans Balance Balance Other 241 86,463,283.20 10.98% 6 Month LIBOR 160 64,877,296.93 8.24% WSJ Prime Rate 87 17,761,408.95 2.26% 3 Month LIBOR 5 4,955,434.25 0.63% 1 Month LIBOR 2 1,462,153.57 0.19% 1 Year CMT 1 297,348.66 0.04% WSJ Prime Rate 1 91,460.07 0.01% Fixed Rate Mortga 1432611,680,827.96 77.66% Total 1929787,589,213.59 100.00% Distribution of Payment Adjustment Payment AdjustmenNumber Scheduled Based on Frequency Loans Balance Balance One Month 2 1,462,153.57 0.19% Three Month 5 4,955,434.25 0.63% Six Month 488169,101,989.08 21.47% One Year 2 388,808.73 0.05% Fixed Rate Mortga 1432611,680,827.96 77.66% Total 1929787,589,213.59 100.00% Distribution of Interest Adjustment Interest AdjustmeNumber Scheduled Based on Frequency Loans Balance Balance One Month 2 1,462,153.57 0.19% Three Month 5 4,955,434.25 0.63% Six Month 488169,101,989.08 21.47% One Year 2 388,808.73 0.05% Fixed Rate Mortga 1432611,680,827.96 77.66% Total 1929787,589,213.59 100.00% Distribution of Minimum Rates Number Minimum Rates (1) of Loans 0.00%to 0.00% 438 0.01%to 4.00% 1 4.01%to 4.50% 12 4.51%to 4.75% 3 4.76%to 5.00% 1 5.01%to 5.25% 17 5.26%to 5.50% 1 5.51%to 5.75% 10 5.76%to 6.00% 4 6.01%to 6.25% 2 6.26%to 6.50% 1 6.51%to 7.00% 2 7.01%to 7.50% 3 7.51%& 99.00% 2 Fixed Rate Mortgage 1432 Total 1929 Scheduled Based on Minimum Rates (1) Balance Balance 0.00%to 0.00% 163,377,589.06 20.74% 0.01%to 4.00% 12,439.29 0.00% 4.01%to 4.50% 2,121,727.05 0.27% 4.51%to 4.75% 253,787.17 0.03% 4.76%to 5.00% 243,457.17 0.03% 5.01%to 5.25% 3,310,736.66 0.42% 5.26%to 5.50% 25,897.20 0.00% 5.51%to 5.75% 1,844,577.71 0.23% 5.76%to 6.00% 1,373,695.19 0.17% 6.01%to 6.25% 460,362.33 0.06% 6.26%to 6.50% 214,586.80 0.03% 6.51%to 7.00% 455,058.35 0.06% 7.01%to 7.50% 966,314.78 0.12% 7.51%& 99.00% 1,248,156.87 0.16% Fixed Rate Mortgage 611,680,827.96 77.66% Total 787,589,213.59 100.00% Weighted Averag 0.4253% Distribution of Mortgage Loan Margins Number Scheduled Mortgage Loan Margins Loans Balance No Margin 0.01%to 2.50% 264108,651,241.70 2.51%to 3.00% 167 56,746,768.75 3.01%to 3.25% 22 4,378,101.99 3.26%to 3.50% 29 4,347,263.68 3.51%to 3.75% 6 998,352.76 3.76%to 4.00% 5 554,681.27 4.01%to 4.25% 1 71,203.81 4.26%to 4.50% 1 46,041.75 0.00%& Above 1 68,573.74 Fixed Rate Mortgage 1433611,726,984.14 Total 1929787,589,213.59 (1) For adjustable mortgage loans where a minimum rate does not exist the gross margin was used. Based on Mortgage Loan Margins Balance 0.00%No Margin 0.00% 0.01%to 2.50% 13.80% 2.51%to 3.00% 7.21% 3.01%to 3.25% 0.56% 3.26%to 3.50% 0.55% 3.51%to 3.75% 0.13% 3.76%to 4.00% 0.07% 4.01%to 4.25% 0.01% 4.26%to 4.50% 0.01% 0.00%& Above 0.01% Fixed Rate Mortgage 77.67% Total 100.00% Weighted Average for Mtge with a Margin is 2.416% Specially Serviced Loan Detail Beginning Disclosure Scheduled Interest Maturity Control # Balance Rate Date 000000003064656 215,231.59 7.88% 10/01/08 000000002012854 227,275.24 10.00% 08/01/01 000000002039030 706,700.44 8.25% 12/01/03 000000002041325 494,467.82 8.00% 08/01/06 000000008312647 547,359.19 5.88% 09/01/01 Specially Disclosure Property Serviced Control # Type Status Code (1Comments 000000003064656 Office 0 0 000000002012854 Industrial 0 0 000000002039030 Retail 0 0 000000002041325 Mixed Use 0 0 000000008312647 Industrial 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Modified Loan Detail Disclosure ModificationModification Control # Date Description 3102605 05/01/01 0 01/00/00 0 01/00/00The maturity date has been extended to 5/1/ 0 01/00/00 The interest rate has changed from 8.125% 0 01/00/00effective 05/01/01, the monthly P& I amount 0 01/00/00to $9839.13 beginning 06/01/01. 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 Dist. Disclosure Appraisal Appraisal Date Control # Date Value 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 Current Total 0.00 Cumulative 0.00 Dist. Beginning Gross Proceeds Date Scheduled Gross as a % of 01/00/00Balance Proceeds Sched Principal 01/00/00 0.00 0.00 01/00/00 0.00 0.00 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% Current Total 0.00 0.00 0.00% Cumulative 0.00 0.00 0.00 0.00 Dist. Aggregate Net Net Proceeds Date Liquidation Liquidation as a % of 01/00/00Expenses * Proceeds Sched. Balance 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% Current Total 0.00 0.00 0.00% Cumulative 0.00 0.00 0.00 0.00 Dist. Realized Date Loss 01/00/00 01/00/00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 Current Total 0.00 Cumulative 0.00 * Aggregate liquidation expenses also include * outstanding P&I advances and unpaid servicing fees, * unpaid trustee fees, etc..